UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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TEGNA INC.

(Name of Registrant as Specified In Its Charter)

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The following fact sheet was made available by TEGNA Inc. on its website on January 21, 2020.

TEGNA

1-Year
(2019)
56.4%
29.0%
2-Year
(2018-2019)
23.5%
3.1%
TEGNA
Peer Median

Five Pillars of Value Creation Driving Strong Growth

- **Best in class operator**
- **Aggressive pursuit of accretive M&A**
- **Growth through innovation and adjacent businesses**
- **Maintain balance sheet strength**
- **FCF generation and balanced capital allocation**

2013 – Acquisition of Belo

2014 – Acquisition of 6 TV stations from London Broadcasting

2015 – Separation of broadcasting/digital assets from publishing assets (Gannett)

2017 – Spin-off of Cars.com; Sale of CareerBuilder

Operational Excellence, Strong Financial Performance

~$2.3B
Revenue in 2019

+$700M
Adjusted EBITDA in 2019[3]

+33%
Adjusted EBITDA margins in 2019

$2.1B
Bonds issued to refinance debt at lower rates and increase financial flexibility

Well Positioned for 2020 and Beyond[2]

+mid-twenties %
Subscription revenue growth projected in 2020

>$300M
in political revenue projected in 2020

19-20%
FCF as a percent of revenue expected over 2019/2020 and 2020/2021 periods

~4x
Projected leverage by year-end 2020

Superior 1- and 2-year TSR Since Becoming Pure-Play Broadcasting Company1 1-Year 56.4% (2019) 29.0% 2-Year 23.5% (2018-2019) 3.1% TEGNA Peer Median Five Pillars of Value Creation Driving Strong Growth Best in class Aggressive pursuit of Growth through innovation Maintain balance FCF generation and operator accretive M&A and adjacent businesses sheet strength balanced capital allocation TEGNA’s Board Has Taken Decisive Actions to Transform the Company Acquisition Separation of broadcasting/digital Acquisition of 2 TV and 2 radio of Belo assets from publishing assets (Gannett) stations from Midwest Broadcasting 2013 2015 2018 2014 2017 2019 Acquisition of 6 TV stations Spin-off    of Cars.com Acquisitions of: TV stations in Toledo and Midland-Odessa, from London Broadcasting Sale of CareerBuilder Remaining 85% of multicast networks Justice and Quest, 2 TV and 2 radio stations from Dispatch Broadcast Group and 11 TV stations from Nexstar Media Group Operational Excellence, Well Positioned for Strong Financial Performance 2020 and Beyond2 ~$2.3B +$700M +mid-twenties % >$300M Revenue Adjusted Subscription revenue growth in political revenue in 2019 EBITDA in 20193 projected in 2020 projected in 2020 +33% $2.1B 19-20% ~4x Adjusted EBITDA Bonds issued to refi nance FCF as a percent of revenue Projected leverage by margins in 2019 debt at lower rates and increase expected over 2019/2020 and year-end 2020 fi nancial fl exibility 2020/2021 periods

Non-GAAP Measures

TEGNA uses non-GAAP financial performance measures, including adjusted EBITDA, to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, the related GAAP measures and should be read together with financial information presented on a GAAP basis. TEGNA believes that each of the non-GAAP measures presented provides useful information to investors and other stakeholders by allowing them to view our business through the eyes of management and our Board of Directors, facilitating comparisons of results across historical periods and focus on the underlying ongoing operating performance of our business. TEGNA also believes these non-GAAP measures are frequently used by investors, securities analysts and other interested parties in their evaluation of our business and other companies in the broadcast industry.

Forward Looking Statements

Certain statements in this communication may constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are subject to a number of risks, trends and uncertainties that could cause actual results or company actions to differ materially from what is expressed or implied by these statements. Economic, competitive, governmental, technological and other factors and risks that may affect TEGNA’s operations or financial results are discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and in subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). We disclaim any obligation to update these forward-looking statements other than as required by law.

Important Additional Information

TEGNA intends to file a proxy statement and GOLD proxy card with the SEC in connection with the solicitation of proxies for TEGNA’s 2020 Annual Meeting of shareholders (the “Proxy Statement” and such meeting the “2020 Annual Meeting”). TEGNA, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2020 Annual Meeting. Information regarding the names of TEGNA’s directors and executive officers and their respective interests in TEGNA by security holdings or otherwise is set forth in TEGNA’s proxy statement for the 2019 Annual Meeting of shareholders, filed with the SEC on March 11, 2019 (the “2019 Proxy Statement”). To the extent holdings of such participants in TEGNA’s securities have changed since the amounts described in the 2019 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in TEGNA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on March 1, 2019 and in TEGNA’s Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended December 31, 2019 filed with the SEC on May 9, 2019, August 6, 2019 and November 7, 2019, respectively. Details concerning the nominees of TEGNA’s Board of Directors for election at the 2020 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF TEGNA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING TEGNA’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other documents filed by TEGNA free of charge from the SEC’s website, www.sec.gov. TEGNA’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to TEGNA, 8350 Broad Street, Suite 2000, Tysons, VA 22102, or from the Company’s website, https://www.tegna.com.

Endnotes

1 Total shareholder return includes impact of stock price performance and reinvested dividends; spin-offs treated as a cash dividend at time of spin, but excludes stock performance of spun entity. Peer set is E.W. Scripps, Gray TV, Meredith, Nexstar and Sinclair.

2 1/9/2020, http://investors.tegna.com/news-releases/news-release-details/tegna-announces-strong-preliminary-fourth-quarter-results

3 “Adjusted EBITDA,” a non-GAAP measure, is defined as net income attributable to the Company before (1) provision for income taxes, (2) interest expense, (3) equity income (loss) in unconsolidated investments, net, (4) other non-operating items, net, (5) severance expense, (6) acquisition-related costs, (7) spectrum repacking reimbursements and other, (8) depreciation and (9) amortization.